Schedule of Investments PIMCO New York Municipal Income Fund	March 31, 2020 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS AND UNITS, IF ANY)
	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 165.1% ¤
MUNICIPAL BONDS & NOTES 165.1%
CALIFORNIA 2.0%
California Health Facilities Financing Authority Revenue Bonds, Series 2016 5.000% due 11/15/2046 (c)	$1,500	$1,722
		1,722
ILLINOIS 3.4%
Chicago, Illinois General Obligation Bonds, Series 2007 5.500% due 01/01/2042	885	911
Chicago, Illinois General Obligation Bonds, Series 2017 6.000% due 01/01/2038	1,000	1,076
Illinois State General Obligation Notes, Series 2017 5.000% due 11/01/2026	1,000	1,051
		3,038
NEW YORK 156.2%
Build NYC Resource Corp., New York Revenue Bonds, Series 2017 5.000% due 11/01/2047 (c)	1,000	1,489
Housing Development Corp., New York Revenue Bonds, Series 2017 3.700% due 11/01/2047 (c)	1,000	1,043
Hudson Yards Infrastructure Corp., New York Revenue Bonds, Series 2011
5.250% due 02/15/2047	3,000	3,093
5.750% due 02/15/2047	4,000	4,152
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2012 5.000% due 11/15/2042	2,000	2,134
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2013 5.000% due 11/15/2043	1,000	1,057
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2016 5.000% due 11/15/2031 (c)	6,500	7,270
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2017
4.000% due 11/15/2035	1,000	1,040
4.000% due 11/15/2042	1,000	1,025
Nassau County, New York General Obligation Bonds, (AGM Insured), Series 2018 5.000% due 04/01/2036	2,000	2,452
Nassau County, New York Industrial Development Agency Revenue Bonds, Series 2014
2.000% due 01/01/2049 ^(a)	433	65
6.700% due 01/01/2049	1,200	999
Nassau County, New York Tobacco Settlement Corp. Revenue Bonds, Series 2006 5.125% due 06/01/2046	1,230	1,230
New York City Health & Hospital Corp. Revenue Bonds, Series 2010 5.000% due 02/15/2030	3,500	3,508
New York City Industrial Development Agency, New York Revenue Bonds, (AGC Insured), Series 2009
6.500% due 01/01/2046	900	904
7.000% due 03/01/2049	3,200	3,233
New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2019 5.000% due 11/01/2043	1,030	1,261
New York City Water & Sewer System, New York Revenue Bonds, Series 2001 4.900% due 06/15/2033	3,595	3,595
New York City Water & Sewer System, New York Revenue Bonds, Series 2019 5.000% due 06/15/2049 (c)	9,000	10,787
New York City, New York General Obligation Bonds, Series 2013 5.000% due 08/01/2031	2,000	2,228
New York City, New York General Obligation Bonds, Series 2018 5.000% due 04/01/2043	1,500	1,800
5.000% due 04/01/2045 (c)	2,700	3,227
New York City, New York General Obligation Bonds, Series 2019 5.000% due 08/01/2039	1,000	1,238
New York City, New York Transitional Finance Authority Building Aid Revenue Bonds, Series 2018 5.250% due 07/15/2036	1,000	1,249
New York Counties, New York Tobacco Trust IV Revenue Bonds, Series 2005 0.000% due 06/01/2050 (b)	20,000	2,888
New York Counties, New York Tobacco Trust V Revenue Bonds, Series 2005 0.000% due 06/01/2055 (b)	3,000	168
New York Liberty Development Corp. Revenue Bonds, Series 2005 5.250% due 10/01/2035 (c)	3,760	4,644
New York Liberty Development Corp. Revenue Bonds, Series 2011
5.000% due 12/15/2041	2,000	2,098
5.750% due 11/15/2051	6,000	6,430
New York Liberty Development Corp. Revenue Bonds, Series 2014 5.000% due 11/15/2044	1,900	1,930

Schedule of Investments PIMCO New York Municipal Income Fund (Cont.)	March 31, 2020 (Unaudited)

New York State Dormitory Authority Revenue Bonds, Series 2010
5.000% due 07/01/2035	500	505
5.500% due 07/01/2040	1,250	1,264
New York State Dormitory Authority Revenue Bonds, Series 2011
5.000% due 07/01/2031	2,000	2,097
5.500% due 07/01/2036	1,000	1,054
6.000% due 07/01/2040	1,225	1,239
New York State Dormitory Authority Revenue Bonds, Series 2013 5.000% due 02/15/2029	1,000	1,111
New York State Dormitory Authority Revenue Bonds, Series 2017
4.000% due 02/15/2047 (c)	1,000	1,098
5.000% due 12/01/2031	500	581
New York State Dormitory Authority Revenue Bonds, Series 2018
4.000% due 03/15/2043	1,000	1,118
5.000% due 03/15/2037	3,000	3,686
New York State Dormitory Authority Revenue Bonds, Series 2019
5.000% due 03/15/2041	2,000	2,470
5.000% due 03/15/2047	2,000	2,442
New York State Dormitory Authority Revenue Bonds, Series 2020
4.000% due 07/01/2046	1,000	1,106
4.000% due 07/01/2050	2,000	2,160
New York State Thruway Authority Revenue Bonds, Series 2012
5.000% due 01/01/2037	1,000	1,069
5.000% due 01/01/2042	3,645	3,897
New York State Urban Development Corp., Revenue Bonds, Series 2019 5.000% due 03/15/2041	500	635
New York State Urban Development Corp., Revenue Notes, Series 2019 4.000% due 03/15/2048 (c)	7,000	7,795
Onondaga County, New York Revenue Bonds, Series 2011 5.000% due 12/01/2036	600	638
Onondaga County, New York Trust for Cultural Resources Revenue Bonds, Series 2019 4.000% due 12/01/2049	1,300	1,440
Port Authority of New York & New Jersey Revenue Bonds, Series 2010 6.000% due 12/01/2036	1,000	1,028
Port Authority of New York & New Jersey Revenue Bonds, Series 2016 5.250% due 11/15/2056 (c)	3,500	4,174
Tender Option Bond Trust Receipts/Certificates, New York Revenue Notes, Series 2018 4.850% due 08/15/2025	750	750
Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2018
4.000% due 11/15/2048	1,000	1,089
5.000% due 11/15/2045 (c)	3,000	3,586
Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2019
5.000% due 11/15/2041	840	1,032
5.000% due 11/15/2042	500	613
Troy Industrial Development Authority, New York Revenue Bonds, Series 2002 4.625% due 09/01/2026	5,860	6,103
TSASC, Inc., New York Revenue Bonds, Series 2017 5.000% due 06/01/2041	2,000	2,097
Ulster County, New York Capital Resource Corp. Revenue Bonds, Series 2017 5.250% due 09/15/2047	500	447
Westchester County Healthcare Corp., New York Revenue Bonds, Series 2010 6.125% due 11/01/2037	910	935
Yonkers Economic Development Corp., New York Revenue Bonds, Series 2010 6.000% due 10/15/2030	160	162
		137,658
PUERTO RICO 3.5%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2046 (b)	1,845	439
4.750% due 07/01/2053	820	774
5.000% due 07/01/2058	1,940	1,891
		3,104
Total Municipal Bonds & Notes (Cost $140,773)		145,522
Total Investments in Securities (Cost $140,773)		145,522
Total Investments 165.1% (Cost $140,773)		$145,522
Auction Rate Preferred Shares (46.5)%		(41,025)
Other Assets and Liabilities, net (18.6)%		(16,361)
Net Assets Applicable to Common Shareholders 100.0%		$88,136

Schedule of Investments PIMCO New York Municipal Income Fund (Cont.)	March 31, 2020 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

^				Security is in default.
(a)				Security is not accruing income as of the date of this report.
(b)				Zero coupon security.
(c)

Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Fund's assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Municipal Bonds & Notes
California	$0	$1,722	$0	$1,722
Illinois	0	3,038	0	3,038
New York	0	137,658	0	137,658
Puerto Rico	0	3,104	0	3,104
Total Investments	$0	$145,522	$0	$145,522

There were no significant transfers into or out of Level 3 during the period ended March 31, 2020.

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund's shares is determined by dividing the total value of portfolio investments and other assets attributable to the Fund, less any liabilities, by the total number of shares outstanding of the Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund's approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund's investments in open-end management investment companies, other than exchange-traded funds ("ETFs"), are valued at the NAVs of such investments.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Fund’s Board of Trustees (the “Board”) or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may materially affect the values of the Fund's securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Notes to Financial Statements (Cont.)

Level 1 and Level 2 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services' internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of March 31, 2020, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Glossary: (abbreviations that may be used in the preceding statements)				(Unaudited)

Currency Abbreviations:
USD (or $)	United States Dollar

Municipal Bond or Agency Abbreviations:
AGC	Assured Guaranty Corp.	AGM	Assured Guaranty Municipal

Other Abbreviations:
TBA	To-Be-Announced